                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEER

    As independent petroleum engineers, we hereby consent to the use of our report and to all reference to our firm included in or made a part of the Registration Statement of RAM Energy, Inc. on Form S-1.

                                          GARB GRUBB HARRIS & ASSOCIATES, INC.
                                          Independent Petroleum Engineers

May 7, 2001